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                                                                  EXHIBIT 10(ae)

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered into as of February 26, 2002, by and between UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a Delaware corporation (the "Company"), and each of the persons executing this Agreement in the space provided on the signature page hereto (each a "Holder" and collectively, the "Holders").

                                    RECITALS

         A. Holder has agreed to purchase units (the "Units") comprised of one share of the Company's common stock, par value $.01 per share (the "Shares"), and one warrant (the "Warrant") to purchase one share of the Company's common stock, par value $.01 per share (the "Conversion Shares") pursuant to a Subscription Agreement between the Company and Holder in connection with a private placement of the Units by the Company to which this form of Agreement has been appended as an exhibit.

         B. The Warrants are exercisable, in whole or in part, from time to time, commencing one (1) year from the date of the Company's first closing in the offering of the Units (the "Initial Exercise Date"), and prior to 5:00 p.m. Central Time, on the date which four (4) years from the date of the last closing in the offering of the Units. If a Warrant is not exercised on or before the expiration date, the unexercised portion of the Warrant will lapse and the Warrant shall have no more force or effect.

         C. As additional consideration for the purchase of the Units by Holder, the Company desires to grant to Holder registration rights with respect to the Shares and the Conversion Shares.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         1. (a) Registration Rights. Within six (6) months from the date of the last closing in the offering of the Units, the Company agrees to file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement for resale of the Shares and the Conversion Shares by the Holders and will use its best efforts to have the registration statement declared effective as soon as possible and thereafter to remain effective until the latest date that all of the Shares or Conversion Shares held or to be held by the Holder can be sold without restrictions under Rule 144(k) of the Securities Act.

         As used herein, "Registrable Securities" shall mean the Shares and the Conversion Shares.

                  (b) The Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or Blue Sky Laws of such jurisdictions as the Holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(b) in which it is not otherwise required to qualify to do business.

                  (c) The Company shall furnish to each Holder copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, and such other documents, as any Holder may reasonably request.

                  (d) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall use its best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission.

                  (e) The Company shall notify the Holders promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

                  (f) The Company shall promptly notify the Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the reasonable request of the Holders of the Registrable Securities, prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (g) The Company shall prepare and file with the Commission, promptly upon the request of the Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of the Holders (and reasonably concurred in by the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities.

                  (h) The Company shall advise the Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement under the Act or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (i) The Company shall use its best efforts to cause all such Registrable Securities to be listed or included on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed or included and file all required listing applications and pay all required fees in connection with such listings.

                  (j) The Company shall cooperate with Holders in effecting the transfer of any shares sold pursuant to a registration effected hereunder.

                  (k) The Company shall pay all expenses incident to its performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities required hereunder, including, without limitation, all registration, filing, Nasdaq Stock Market fees, all underwriting fees, expenses, discounts and commissions, all registration, filing, qualification and other fees and expenses of complying with state securities or "blue-sky" laws, all word processing, duplicating and printing expenses, messenger, shipping and delivery expenses, but excluding any legal fees and expenses of counsel retained by the Holders of the Registrable Securities being registered, and further excluding any fees and disbursement of underwriters, underwriting discounts and commissions and





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transfer taxes, if any, in respect of Registrable Securities, which fees, expenses, discounts, commissions and taxes in respect of Registrable Securities shall be incurred by the Holders in connection with any transfer or other disposition and their shares of the Company's stock after such registration shall have been effected by the Company.


         2. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense (including all reasonable costs associated with investigating and defending any such loss, liability, charge or claim) whatsoever, as and when incurred, arising out of, based upon, or in connection with:

                  (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 2 collectively called an "Application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or Blue Sky Laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Holder's failure to comply with the terms and provisions of this Agreement; or

                  (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against any Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties), provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties.






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         Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respective of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the same of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any Application relating to any sale of any Registrable Securities.

                  (b) Each Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnify from the Company to such Holder in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any Application, in reliance upon and in conformity with written information furnished to the Company with respect to such Holder by or on behalf of such Holder, for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any Application, and in respect of which indemnity may be sought against such Holder pursuant to this Section 2(b), such Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Sections 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Holders of the Registrable Securities, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omissions, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.







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         The Company and Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if each Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). In no case shall any Holder be responsible for a portion of the contribution obligation imposed on all Holders in excess of its pro rata share based on the number of Shares owned by him, her or it and included in such registration as compared to the number of Shares owned by all Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         For purposes of this Section 2(c), each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of Holder or control person shall have the same rights to contribution as such Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provision of this Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

         3.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

                  (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing delivered by hand-delivery, registered first-class mail, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3(c):


IF TO THE COMPANY:                                WITH A COPY TO:
Universal Automotive Industries, Inc.             Shefsky & Froelich Ltd.
11859 South Central Street                        444 North Michigan Avenue - Suite 2500
Alsip, Illinois 60803                             Chicago, IL  60611
Attention:        Arvin Scott, Chief              Attention:        Mitchell D. Goldsmith, Esq.
Executive Officer                                 Facsimile:        (312) 527-3194
Facsimile:        (708) 489-5204


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

IF TO THE HOLDERS:
At the address set forth in each Holder's
Subscription Agreement for the Units

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two (2) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Shares subject to the terms hereof.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflicts of law provisions.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

                  (j) Recitals. The Recitals to this Agreement are hereby incorporated by reference into this Agreement as if fully set forth herein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.               HOLDER:


By:                                                 By:_________________________

      Arvin Scott, Chief Executive Officer          ____________________________
                                                    [Print Name]




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